EXHIBIT 10.1

FIRST AMENDMENT TO PRIVATE LABEL CREDIT CARD PROGRAM AGREEMENT

This First Amendment to the Private Label Credit Card Program Agreement ("First Amendment") is entered into as of the 28th day of October, 2015, (the “Amendment Effective Date”) by and between The Bon-Ton Stores, Inc., with its principal office at 2801 East Market Street, York, Pennsylvania 17402 (“Retailer”) and Comenity Bank, a Delaware state bank formerly known as World Financial Network Bank, with its principal office at One Righter Parkway, Suite 100, Wilmington, DE 19803, (“Bank”).

R E C I T A L S :

WHEREAS, Retailer and Bank entered into that certain Private Label Credit Card Program Agreement dated as of December 16, 2011 (the "Agreement");

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.      Definitions; References. Each term used herein which is not defined herein shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement amended hereby.

2.      Schedule 3.6.1 Marketing Funds. Schedule 3.6.1 is hereby deleted in its entirety and replaced with a new Schedule 3.6.1, a copy of which is attached to this First Amendment as Attachment 1.

3.      Schedule 6.6.6 Payments by Bank. Schedule 6.6.6 is hereby deleted in its entirety and replaced with a new Schedule 6.6.6, a copy of which is attached to this First Amendment as Attachment 2.

4.      Schedule 14.1 Term. Schedule 14.1 is hereby deleted in its entirety and replaced with a new Schedule 14.1, a copy of which is attached to this First Amendment as Attachment 3.

5.      Order of Precedence. This First Amendment is supplementary to and modifies the Agreement. All terms and conditions of the Agreement shall remain unchanged and in full force and effect except as amended by this First Amendment.

6.      Counterparts. This First Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Additionally, a fully executed PDF of this First Amendment shall be deemed to constitute an original document.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment in manner and form sufficient to bind them as of the date first above written.

COMENITY BANK	THE BON-TON STORES, INC.

By: /s/ John J. Coane	By: /s/ Kathryn Bufano
Title: President	Title: President & Chief Executive Officer

Date: October 28, 2015	Date: October 27, 2015

THIS SCHEDULE HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 24b-2.

REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION.

ATTACHMENT 1

Schedule 3.6.1

Marketing Fund

A.            The Joint Marketing Plan shall be funded by Bank, or as otherwise may be set forth in the applicable Joint Marketing Plan, or as determined by the Management Committee. With respect to Bank’s contribution, beginning with the first anniversary of the Program Commencement Date, Bank shall allocate to the Marketing Fund annually an amount equal to [ *** ] of the total amount of Net Credit Sales over the twelve (12) Retailer Fiscal Months immediately prior to such anniversary date, to be used in any month. All unused funds in the Marketing Fund [ *** ]. Bank’s contribution to the Marketing Fund shall be utilized solely to promote the Private Label Credit Card Marketing Program, including, but not limited to the following services, to be performed by Retailer or Bank, as appropriate.

[ *** ]

Consistent with current practices, Retailer shall continue to fund and perform the following:

[ *** ]

The Marketing Fund shall not be used towards the following items, [ *** ]:

  Expenditures related to the Transition Plan as identified in Schedule 2.1.1
  Plastic Credit Cards or documentation for Credit Cards
  New Account terms and conditions documentation, envelopes, and mailing
  Collateral materials for the Program such as take-one applications
  Marketing of approved ancillary products and services
  Billing Statements
  Compensation of Bank staff
  Bank overhead
  Operations of the Program such as customer service, data processing, and other services

New Account discounts and rewards liabilities, including rewards bonus points, shall be funded by Retailer.

B.            Subject to Section 3.6, beginning with the third anniversary of the Program Commencement Date (for clarity, the third anniversary being July 24, 2015) and each anniversary date thereafter, Bank will make available to Retailer an additional amount equal to [ *** ] of the total amount of Net Credit Sales over the twelve (12) Retailer Fiscal Months immediately prior to such Program Commencement anniversary date to be used for costs associated with marketing and promotion of the Program as mutually agreed upon by the Management Committee.

[***] REPRESENTS CONFIDENTIAL MATERIAL WHICH HAS BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT IN ACCORDANCE WITH RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ACOMPLETE VERSION OF THIS SCHEDULE HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THIS SCHEDULE HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 24b-2.

REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION.

ATTACHMENT 2

Schedule 6.6.6

Payments by Bank

Bank shall make the following payments to Retailer:

1.	Each Business Day, Bank shall wire Retailer an amount equal to [ *** ].

2.	As of the Amendment Effective Date, in addition to the amount set forth in paragraph 1, above, each Business Day, Bank shall wire Retailer an amount equal to [ *** ].

3.	On the Closing Date, Bank shall pay to Retailer a signing bonus (“Signing Bonus”) in the amount of fifty million dollars ($50,000,000). In the event of any termination of this Agreement pursuant to Section 14.2.2 Retailer shall reimburse Bank for [ *** ].

4.	As of the Amendment Effective Date, for and in consideration of the extension of the Agreement for an additional three (3) year period, Bank shall pay to Retailer a one-time payment (“Extension Bonus”) in the amount of Six Million Dollars ($6,000,000) of which One Million Dollars ($1,000,000) shall be paid within five (5) Business Days after the fifth anniversary of the Program Commencement Date (for clarity, the fifth anniversary being July 24, 2017) and the remaining Five Million Dollars ($5,000,000) to be paid within five (5) Business Days after the seventh anniversary of the Program Commencement Date (for clarity, the seventh anniversary being July 24, 2019). Bank shall make such payments if and only if the Agreement is in full force and effect and neither party has provided notice of termination of the Agreement. Furthermore, in the event of any termination of this Agreement pursuant to Section 14.2.2, Retailer shall reimburse Bank for [ *** ].

5.	By the fifteenth (15th) day of each month, Bank shall post into settlement an amount equal to [ *** ].

6.	On or before fifteenth (15th) day following the end of each Program Year, Bank shall wire to Retailer an amount equal to [ *** ] .

7.	Beginning in calendar year 2016, Bank shall make available up to [ *** ] for payment of agreed-upon costs associated with a reissue of Credit Cards, including the cost of the design, development and production of the Credit Card, as well as the postage of mailing the reissued Credit Cards (“2016 Reissue Fund”). The 2016 Reissue Fund shall be available for use during calendar years 2016 and 2017 only, however notwithstanding the foregoing, any 2016 Reissue Funds not used for reissue costs during calendar years 2016 and 2017 may be repurposed for use to otherwise support the Program as agreed upon by the Management Committee.

8.	Beginning in calendar year 2018, Bank shall make available up to [ *** ] for agreed-upon costs associated with a reissue of Credit Cards, including the cost of the design, development and production of the Credit Card, as well as the postage of mailing the reissued Credit Cards (“2018 Reissue Fund”). The 2018 Reissue Fund shall be available for use during calendar years 2018 and 2019 only, however notwithstanding the foregoing, any 2018 Reissue Funds not used for reissue costs during calendar years 2018 and 2019 may be repurposed for use to otherwise support the Program as agreed upon by the Management Committee.

[ *** ]

[ *** ] REPRESENTS CONFIDENTIAL MATERIAL WHICH HAS BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT IN ACCORDANCE WITH RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ACOMPLETE VERSION OF THIS SCHEDULE HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment 3

Schedule 14.1

Term

This Agreement shall become effective as of the Effective Date and shall continue in effect until the tenth (10th) anniversary of the Program Commencement Date (the “Initial Term”), plus successive two (2) year terms thereafter (each a “Renewal Term”), unless (a) the Agreement is otherwise terminated by a party pursuant to the provisions of Section 14, or (b) a party provides the other party with a notice of termination at least one hundred eighty (180) days prior to the end of the Initial Term or the then current Renewal Term.